EXHIBIT 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of White Knight Resources Ltd. (the “Company”) on Form 20-F for the period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, John M. Leask, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(s)	The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 20, 2006	Signed: “John M. Leask” ________________________________________ John M. Leask Chairman, President and Chief Executive Officer

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of White Knight Resources Ltd. (the “Company”) on Form 20-F for the period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Megan Cameron-Jones, Chief Financial Officer, Corporate Secretary and a Director of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(s)	The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 20, 2006	Signed: “Megan Cameron-Jones” ________________________________________ Megan Cameron-Jones Chief Financial Officer, Corporate Secretary and Director